Calculation of Filing Fee Tables
S-1
AMATUHI HOLDINGS, INC.
Table 1: Newly Registered and Carry Forward Securities	☐Not Applicable
	Security Type	Security Class Title	Fee Calculation or Carry Forward Rule	Amount Registered	Proposed Maximum Offering Price Per Unit	Maximum Aggregate Offering Price	Fee Rate	Amount of Registration Fee	Carry Forward Form Type	Carry Forward File Number	Carry Forward Initial Effective Date	Filing Fee Previously Paid in Connection with Unsold Securities to be Carried Forward
Newly Registered Securities
Fees to be Paid	Equity	Common Shares, no par value per share	457(a)	3,450,000	$ 8.00	$ 27,600,000.00	0.0001381	$ 3,811.56
Fees Previously Paid
Carry Forward Securities
Carry Forward Securities
		Total Offering Amounts:				$ 27,600,000.00		$ 3,811.56
		Total Fees Previously Paid:						$ 0.00
		Total Fee Offsets:						$ 3,811.56
		Net Fee Due:						$ 0.00
Table 2: Fee Offset Claims and Sources	☐Not Applicable
		Registrant or Filer Name	Form or Filing Type	File Number	Initial Filing Date	Filing Date	Fee Offset Claimed	Security Type Associated with Fee Offset Claimed	Security Title Associated with Fee Offset Claimed	Unsold Securities Associated with Fee Offset Claimed	Unsold Aggregate Offering Amount Associated with Fee Offset Claimed	Fee Paid with Fee Offset Source
Rules 457(b) and 0-11(a)(2)
Fee Offset Claims
Fee Offset Sources
Rule 457(p)
Fee Offset Claims	1	AMATUHI HOLDINGS, INC.	S-1	333-290245	09/15/2025		$ 1,429.34	Equity	Common Shares, no par value per share		$ 10,350,000.00
Fee Offset Claims	2	AMATUHI HOLDINGS, INC.	S-1	333-290245	09/15/2025		$ 1,588.15	Equity	Common Shares, no par value per share		$ 11,500,000.00
Fee Offset Claims	3	AMATUHI HOLDINGS, INC.	S-1	333-290245	09/15/2025		$ 794.07	Equity	Common Shares, no par value per share		$ 5,750,000.00
Fee Offset Sources		AMATUHI HOLDINGS, INC.	S-1	333-290245		03/31/2026						$ 1,429.34
Fee Offset Sources		AMATUHI HOLDINGS, INC.	S-1	333-290245		02/06/2026						$ 1,588.15
Fee Offset Sources		AMATUHI HOLDINGS, INC.	S-1	333-290245		09/15/2025						$ 880.33
Rule 457(p) Statement of Withdrawal, Termination, or Completion:
[1]	.As set forth in Table 2, on September 15, 2025, the Company filed a Registration Statement on Form S-1 (File No. 333-290845), as amended by Post-Effective Amendments No. 1 and No. 2 filed with the Securities and Exchange Commission (the "SEC") on March 9, 2026 and March 31, 2026, respectively (together, the "Prior Registration Statement"). In connection with the Prior Registration Statement, the Company previously paid SEC registration fees of $880.33 (initial filing on September 15, 2025), $1,588.15 (Post-Effective Amendment No. 1 filed on March 9, 2026) and $1,429.34 (Post-Effective Amendment No. 2 filed on March 31, 2026), which total $3,811.56. Pursuant to Rule 457(p) under the Securities Act of 1933, as amended, the Company applies these previously paid fees as offsets to the registration fee otherwise payable with this Registration Statement with respect to the unsold securities associated with the unallocated (universal) shelf registered under the Prior Registration Statement, as reflected in Table 2. As a result of these offsets, no additional registration fee is payable in connection with this Registration Statement. All offerings under the Prior Registration Statement have terminated.

[2]	..As set forth in Table 2, on September 15, 2025, the Company filed a Registration Statement on Form S-1 (File No. 333-290845), as amended by Post-Effective Amendments No. 1 and No. 2 filed with the Securities and Exchange Commission (the "SEC") on March 9, 2026 and March 31, 2026, respectively (together, the "Prior Registration Statement"). In connection with the Prior Registration Statement, the Company previously paid SEC registration fees of $880.33 (initial filing on September 15, 2025), $1,588.15 (Post-Effective Amendment No. 1 filed on March 9, 2026) and $1,429.34 (Post-Effective Amendment No. 2 filed on March 31, 2026), which total $3,811.56. Pursuant to Rule 457(p) under the Securities Act of 1933, as amended, the Company applies these previously paid fees as offsets to the registration fee otherwise payable with this Registration Statement with respect to the unsold securities associated with the unallocated (universal) shelf registered under the Prior Registration Statement, as reflected in Table 2. As a result of these offsets, no additional registration fee is payable in connection with this Registration Statement. All offerings under the Prior Registration Statement have terminated.

[3]	...As set forth in Table 2, on September 15, 2025, the Company filed a Registration Statement on Form S-1 (File No. 333-290845), as amended by Post-Effective Amendments No. 1 and No. 2 filed with the Securities and Exchange Commission (the "SEC") on March 9, 2026 and March 31, 2026, respectively (together, the "Prior Registration Statement"). In connection with the Prior Registration Statement, the Company previously paid SEC registration fees of $880.33 (initial filing on September 15, 2025), $1,588.15 (Post-Effective Amendment No. 1 filed on March 9, 2026) and $1,429.34 (Post-Effective Amendment No. 2 filed on March 31, 2026), which total $3,811.56. Pursuant to Rule 457(p) under the Securities Act of 1933, as amended, the Company applies these previously paid fees as offsets to the registration fee otherwise payable with this Registration Statement with respect to the unsold securities associated with the unallocated (universal) shelf registered under the Prior Registration Statement, as reflected in Table 2. As a result of these offsets, no additional registration fee is payable in connection with this Registration Statement. All offerings under the Prior Registration Statement have terminated.

Table 3: Combined Prospectuses	☑Not Applicable
Security Type	Security Class Title	Amount of Securities Previously Registered	Maximum Aggregate Offering Price of Securities Previously Registered	Form Type	File Number	Initial Effective Date